UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 30, 2016

SL GREEN REALTY CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

MARYLAND

(STATE OF INCORPORATION)

1-13199	13-3956775
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective December 30, 2016, our Board of Directors appointed Ms. Lauren B. Dillard as a Class III member of our Board of Directors, with a term expiring in 2018 or when her successor is duly elected and qualifies.  There is no arrangement or understanding between Ms. Dillard and any other persons pursuant to which Ms. Dillard was appointed as a director.  There are no related party transactions between us and Ms. Dillard, and as of the date hereof Ms. Dillard does not own any of our shares of common stock.  Ms. Dillard will participate in the compensation arrangements for non-employee directors as described in our Proxy Statement, filed with the Securities and Exchange Commission on April 22, 2016.  A copy of the press release announcing the appointment of Ms. Dillard is hereby incorporated by reference and attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit
99.1	Press Release, dated December 30, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ Andrew S. Levine
	Name:	Andrew S. Levine
	Title:	Chief Legal Officer, General Counsel
and Executive Vice President

Date: December 30, 2016